Continuing Operations	12 Months Ended
Dec. 31, 2017
Revenue from Contract with Customer [Abstract]
Continuing Operations

NOTE 4 – Continuing Operations

The Company has sustained losses and had negative cash flows from operating activities since its inception. The Company has raised significant equity capital and is developing new products with commercial applications that may increase future revenues. On February 21, 2017, the Company closed an underwritten public offering of equity securities resulting in net proceeds of approximately $5.25 million, after deducting underwriting discounts and commissions and other offering expenses payable by the Company. The Company was able to fund operations for 2017 with these funds and end the year with a cash balance of $1,515,674. On March 28, 2018, Sigma received $535,000 in full payment of the Morf 3D note and related accrued interest balance. In addition, on April 6, 2018, the Company closed a private placement offering of equity securities resulting in net proceeds of approximately $840,000, after deducting commissions and other offering expenses payable by the Company. As a result, the Company currently has sufficient cash and working capital to fund operations through 2018 and is anticipating that significant sales contracts may be closed in the second quarter and balance of the fiscal 2018 generating material additional cash flow in the near term.